UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2004


                               CALPINE CORPORATION
                            (A Delaware Corporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS


NEWS RELEASE                                           CONTACTS:  (408) 995-5115
                                    Media Relations: Katherine Potter, Ext. 1168
                                     Investor Relations: Rick Barraza, Ext. 1125


        Calpine Closes $736 Million Unsecured Convertible Notes Offering

     (SAN JOSE, Calif.) / PR Newswire - FirstCall / Sept. 30, 2004 -- Calpine Corporation [NYSE:CPN] today announced that it has received funding on its offering of $736 million of unsecured convertible notes due 2014, offered at 83.9% of par including $11 million from the exercise of a portion of the underwriter's option to cover over-allotments. The notes will be convertible into cash and into shares of Calpine common stock at a price of $3.85 per share, which represents a premium of approximately 23% over the New York Stock Exchange closing price of $3.14 per Calpine common share on September 27, 2004. The notes will pay interest at a rate of 6%, except that in years three, four and five, in lieu of interest, the original principal amount of $839 per note will accrete daily to the full principal amount of $1,000 per note at the end of year five. Upon conversion of the notes, Calpine will deliver the portion of the conversion value equal to the then current principal amount of the notes in cash and any additional conversion value in CPN shares. Deutsche Bank Securities Inc. was the sole book-running manager of the offering.

     Net proceeds from the convertible notes offering will be used to redeem in full its HIGH TIDES I and HIGH TIDES II preferred securities, to repurchase approximately $111.6 million of its HIGH TIDES III preferred securities, to repurchase other existing indebtedness through open-market purchases, and as otherwise permitted by its indentures.

     The company also repurchased approximately $266 million principal amount of its existing 4 3/4% unsecured convertible notes due 2023 from Deutsche Bank at a price of approximately $177 million. In addition, Calpine also entered into a ten-year Share Lending Agreement with Deutsche Bank under which the company has loaned to Deutsche Bank 89 million shares of newly issued Calpine common stock in exchange for a loan fee of $.001 per share. The entire 89 million shares have been sold at a price of $2.75 per share in a registered public offering for the account of Deutsche Bank that also closed today. Deutsche Bank has advised Calpine that it intends to use the proceeds to facilitate transactions by which the purchasers of the convertible notes will hedge their investments in the convertible notes through short sales or privately negotiated derivative transactions.

     Calpine does not expect the borrowed shares to be considered issued from an accounting standpoint and accordingly does not expect the borrowed shares to have a dilutive impact on the company's earnings per share.

     Calpine Corporation is a North American power company dedicated to providing electric power to customers from clean, efficient, natural gas-fired and geothermal power plants. The company generates power at plants it owns or leases in 21 states in the United States, three provinces in Canada and in the United Kingdom.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) unscheduled outages of operating plants; (iv) a competitor's development of lower cost generating gas-fired power plants; (v) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (vi) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K/A for the year ended December 31, 2003 and in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, which can also be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.


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NEWS RELEASE                                           CONTACTS:  (408) 995-5115
                                    Media Relations: Katherine Potter, Ext. 1168
                                     Investor Relations: Rick Barraza, Ext. 1125


            Calpine Closes $785 Million Senior Secured Notes Offering

     (SAN JOSE, Calif.) / PR Newswire - FirstCall / Sept. 30, 2004 -- Calpine Corporation [NYSE:CPN] today announced that it has received funding on its $785 million offering of 9 5/8% first-priority senior secured notes due 2014, offered at 99.212% of par. These notes are secured, directly and indirectly, by substantially all of the assets owned by Calpine, including its natural gas and power assets and the stock of Calpine Energy Services and other subsidiaries.

     Net proceeds from this offering will be used to redeem or repurchase existing indebtedness through open-market purchases, and as otherwise permitted by the company's indentures.

     The secured notes were offered in a private placement under Rule 144A, have not been registered under the Securities Act of 1933, and may not be offered in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy. Securities laws applicable to private placements under Rule 144A limit the extent of information that can be provided at this time.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION

                               By:      /s/ Charles B. Clark, Jr.
                               -------------------------------------------------
                                          Charles B. Clark, Jr.
                                Senior Vice President and Corporate Controller,
                                        Chief Accounting Officer

Date: October 1, 2004